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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 19, 1999 relating to the financial statements of Silknet Software, Inc. which appears in Silknet Software, Inc.'s Annual Report on Form 10-K for the year ended June 30, 1999.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 1, 1999